                                                             EXHIBIT 10.32


                                STANDARD SUBLEASE

                   American Industrial Real Estate Association


1. PARTIES. This sublease, dated, for reference purposes only, January 13, 1996, is made by and between Quintiles Pacific, Inc. (formerly known as SDCRA, Inc.) (herein called "Sublessor") and VISTA MEDICAL TECHNOLOGIES, INC.
(herein called "Sublessee").

2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of SAN DIEGO State of California, commonly known as 5451 Avenida Encinas, Suites A, B, C, J & K, Carlsbad, CA 92008 and described as Approximately 6,500 rentable square feet.
Said real property, including the land and all improvements thereon, is hereinafter called the "Premises".

3.   TERM.

     3.1 TERM. The term of this Sublease shall be for 33 1/2 months (the "Commencement Date") commencing on February 15, 1996 and ending on November 30, 1998 unless sooner terminated pursuant to any provision hereof.

     3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date, Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee; provided, however, that if Sublessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, cancel this Sublease, in which event the parties shall be discharged from all obligations thereunder. If Sublessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date and Sublessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Sublessee shall pay to Sublessor as rent for the Premises equal monthly payments of $6,171.00, in advance, on the 1st day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $6,171.00 as rent for the first month's rent. Commencing February 15, 1997, rent shall increase as shown in paragraph 13 hereof.
Rent for any period during the term hereof which is for less than one month shall be a prorata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $6,171.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder, if Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of Interest or other Increment for its use to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's Interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6.   USE.

     6.1 USE. The Premises shall be used and occupied only for general offices, research and development of computer systems and like products and any other legally permitted use with and for no other purpose

     6.2 COMPLIANCE WITH LAW. Sublessor's prior written consent, which shall not be unreasonably withheld,

     *Except as provided in Section 20 hereof,

     (b)* Sublessee shall, at Sublessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Sublessee of the Premises. Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall lend to disturb such other tenants.

6.3  CONDITION OF PREMISES.    Sublessee hereby accepts the Premises in their
condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Premises, and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

7.   MASTER lEASE

     7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter referred to as the "Master Lease", a copy of which is attached hereto marked Exhibit 1, dated July 2, 1992 wherein Ocean Point Tech Centre is the lessor, hereinafter referred to as the "Master Lessor"

     7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

     7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

     7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease. Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease EXCEPT for the following paragraphs which are excluded therefrom:1.12 (a), 3.01 December 23, 1992 Rent Schedule, 1.05 (Lease Term), 1.07 (Tenant's Guarantor), 1.08 (Brokers), 1.09 (Commission Payable to Landlord's Brokers), 1.10 (Security Deposit) and Article 14 (Brokers). Sublessee shall be entitled to all rights of the Tenant under the Master Lease, except as provided herein.

     7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has NOT assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remain Obligations".

     7.6 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

     7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

     7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.


8. ASSIGNMENT OF SUBLEASE AND DEFAULT.

     8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject however to terms of Paragraph 8.2 hereof.

     8.2 Master Lessor, by executing this document, agrees that until a default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all rent owning and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

     8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding and notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents so paid by Sublessee.

     8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.


9. CONSENT OF MASTER LESSOR.

     9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

     9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then this Sublease, nor the Master Lessor's consent, shall not be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving guarantors consent to this Sublease and the terms thereof.

     9.3 In the event that Master Lessor does give such consent then:

       (a) Such consent will not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

       (b) The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

       (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

       (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

       (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor nor any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

       (f) In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease.

     9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

     9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

     9.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.


10.  BROKERS FEE.

     10.1 Upon execution hereof by all parties, Sublessor shall pay to Voit Commercial Brokerage & CB Commercial, a licensed real estate broker, (herein called "Broker"), a fee as set forth in a separate agreement between Sublessor and Broker, or in the event there is no separate agreement between Sublessor and Broker, the sum of $14,505.12 for brokerage services rendered by Broker to Sublessor in this transaction.

     10.2 Sublessor agrees that if Sublessee exercises any option or right of first refusal granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, or if Broker is the procuring cause of any lease, sublease, or sale pertaining to the Premises or any adjacent property which Sublessor may own or in which Sublessor has an interest, then as to any of said transactions Sublessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of the execution of this Sublease. Notwithstanding the foregoing, Sublessor's obligation under this Paragraph 10.2 is limited to a transaction in which Sublessor is acting as a sublessor, lessor or seller.

     10.3 Master Lessor agrees, by its consent to this Sublease, that if Sublessee shall exercise any option or right of first refusal granted to Sublessee by Master Lessor in connection with this Sublease, or any option or right substantially similar thereto, either to extend the Master Lease, to renew the Master Lease, to purchase the Premises or any part thereof, or to lease or purchase adjacent property which Master Lessor may own or in which Master Lessor has an interest, or if Broker is the procuring cause of any other lease or sale entered into between Sublessee and Master Lessor pertaining to the Premises, any part thereof, or any adjacent property which Master Lessor owns or in which it has an interest, then as to any of said transactions Master Lessor shall pay to Broker a fee, in cash, in accordance with the schedule of Broker in effect at the time of its consent to this Sublease.

     10.4 Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exercise of any option to extend or renew, as to any extension or renewal; upon the execution of any new lease, as to a new lease transaction or the exercise of a right of first refusal to lease; or at the close of escrow, as to the exercise of any option to purchase or other sale transaction.

     10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.


11. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provision of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder.

12. ADDITIONAL PROVISIONS. [If there are no additional provisions draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.]

13.  Sublessee's monthly rent shall be as scheduled below:

       February 15, 1996 - March 14, 1996 - Rent Free
       March 15, 1996 - February 14, 1997:  $6,171.00
       February 15, 1997 - February 14, 1998:  $6,480.00
       February 15, 1998 - November 30, 1998:  $6,804.00

14. For additional provisions, see EXHIBIT A, attached hereto and incorporated herein by reference.








          If this Sublease has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Sublease or the transaction relating thereto.



Executed at Carlsbad, California          QUINTILES PACIFIC, INC. (formerly
            ---------------------------   -----------------------------------
                                           known as SDCRA, Inc.)

on  January 23, 1996                      By /s/ illegible
   ------------------------------------      ---------------------------------

address 5451 Avenida Encinas, Suite A     By
       --------------------------------     -----------------------------------
        Carlsbad, CA  92008
---------------------------------------      "Sublessor" (Corporate Seal)


Executed at Encinitas, California         VISTA MEDICAL TECHNOLOGIES, INC
            ---------------------------   -------------------------------------

on     January 20, 1996                   By /s/ John Lyon, President
   ------------------------------------     -----------------------------------

address  531 Encinitas Blvd.,  #114       By
        -------------------------------     -----------------------------------
         Encinitas, CA 92024
        -------------------------------      "Sublessor" (Corporate Seal)

Executed at Carlsbad                      OCEAN POINTE TECH CENTRE
            ---------------------------   ------------------------------------

on 1-23-96                                By /s/ W.H. Adair
   ------------------------------------     -----------------------------------

address                                   By
        -------------------------------     -----------------------------------

---------------------------------------     "Master Lessor" (Corporate Seal)

Executed at
           ----------------------------     -----------------------------------

on
  -------------------------------------     -----------------------------------

address
       --------------------------------     -----------------------------------

---------------------------------------               "Guarantors"


NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 So. Figueroa St., M-1, Los Angeles, CA 90071. (213) 687-8777.

                                    EXHIBIT A

     15. BROKER'S FEES. (a) Sublessor warrants that Sublessor's sole contact with Sublessee and the Premises has been through the Broker. Sublessor warrants that no other brokers or finders can properly claim a right or commission or finder's fee based on contracts between such claimant and Sublessor with respect to Sublessee or the Premises. Sublessor hereby protects, defends, indemnifies and agrees to hold Sublessee harmless from and against any loss, cause, or expense, including reasonable attorney's fees and court costs, resulting from any claim for a fee or commission by any broker or finder other than the Broker arising out of or resulting from any agreement, arrangement, or understanding alleged to have been made by such party or on its behalf with Sublessor in connection with this Sublease or the transaction contemplated hereby.

           (b) Sublessee warrants that Sublessee's sole contact with Sublessor and the Premises has been through the Broker. Sublessee warrants that no other brokers or finders can properly claim a right or commission or finder's fee based on contracts between such claimant and Sublessee with respect to Sublessor or the Premises. Sublessee hereby protects, defends, indemnifies and agrees to hold Sublessor harmless from and against any loss, cost, or expense, including reasonable attorney's fees and court costs, resulting from any claim for a fee or commission by any broker or finder other than the Broker arising out of or resulting from any arrangement, agreement, or understanding alleged to have been made by such party or on its behalf with Sublessee in connection with this Sublease or the transaction contemplated hereby.

     16. ADDITIONAL RENT. All Additional Rent (as defined in the Master Lease) shall be paid by Sublessee to Sublessor upon the terms and provisions of the Master Lease. Sublessor shall promptly deliver to Sublessee any notices provided from Master Lessor of sums payable pursuant to Sections 4.02, 4.03,
4.04, and 4.05 and Article 6 of the Master Lease.   Sublessor shall also
promptly deliver to Sublessee copies of all statements of Common Area (as defined in the Master Lease) costs and utilities received from Master Lessor. Sublessee shall have the same rights as Sublessor (if any) to inspect Master Lessor's books, records, and supporting documents regarding Common Area costs and utilities.

     17. SUBLESSOR'S EXCLUDED DUTIES. Notwithstanding anything herein or in the Master Lease to the contrary, Sublessor shall have no obligation or duty to provide Sublessee with any tenant improvement allowance or other funds for tenant improvements and Sublessor shall have no duty to furnish utilities or services to the Project (as defined in the Master Lease) or the Premises as required of the landlord under the Master Lease, obtain any insurance required of the landlord under the Master Lease, perform any maintenance or restoration or repair of the Premises, the Project, or the Building as required of the landlord under the Master Lease, or perform any tenant improvement work
or painting required of the landlord under the Master Lease.   The parties
hereto agree that such duties regarding utilities, services, insurance, maintenance, restoration or repair, tenant improvement work, and painting shall be, or has been, performed by Master Lessor upon the terms and conditions set forth in the Master Lease; provided, however, that Sublessor upon written notice from Sublessee, shall diligently enforce all unsatisfied obligations of Master Lessor under the Master Lease for the benefit of Sublessee.

     18.  NON-DISTURBANCE  AND  ATTORNMENT  AGREEMENT.    A  non-disturbance and
attornment agreement providing that in the event Sublessor as tenant under the Master Lease defaults thereunder, Master Lessor shall not disturb the possession of Sublessee provided that Sublessee attorns to Master Lessor is a condition precedent to this Sublease, subject to waiver by Sublessee. Such non-disturbance and attornment agreement shall be substantially in the form set forth on Exhibit B, attached hereto and incorporated herein by reference (the "Non-disturbance Agreement"). Occupancy of the Premises by Sublessee shall be deemed to constitute a waiver of such condition precedent.

      19. INFORMATION. Prior to the execution of this Sublease, Sublessor shall furnish to Sublessee the following, to the extent such items are within Sublessor's possession: (a) a copy of the Inspection Record issued by the City of Carlsbad for the Premises; (b) a copy of the "as-built" plans and Certificate of Compliance; (c) documentation, as required by Section 6.05 of the Master Lease, documenting alterations, additions, and improvements, if any; (d) any notices of discrepancy issued by any governmental agency regarding tenant improvements within the Premises; and (e) copies of any correction notices the Sublessor has provided to the Master Lessor for which Master Lessor has not
implemented the necessary corrective  action.    Sublessor  represents  that  it
has  no documentation described under Sections 19(c), (d), and (e) hereof.


     20. CONDITION OF THE PREMISES. (a) Sublessor hereby assigns to Sublessee the warranties of Master Lessor set forth in Section 6.01 of the Addendum to the Master Lease, including, without limitation, the right to all available remedies and relief from Master Lessor under the Master Lease. By executing this Sublease, Master Lessor hereby consents to such assignment.

          (b) Sublessor hereby represents to Sublessee that as of the Commencement Date:

               (i) Sublessor is not aware of any condition occurring since December 17, 1992, that causes the Premises or any portion thereof to fail to comply with the laws, statutes, rules, or ordinances affecting the Premises, including, without limitation, the failure to comply with any environmental laws, statutes, ordinances, rules, or regulations governing Hazardous Materials (as defined in the Master Lease) or contaminants in, on, under, or about the Project, including, without limitation, the Premises.

               (ii) Sublessor has maintained the Premises in accordance with Section 6.04 of the Master Lease since December 17, 1992, and the Premises is in good working order and free from defect, except that the cubicle adjacent to the southwest door does not have electricity.

               (iii) Sublessor has not constructed any improvements in the Premises not in compliance with the laws, statutes, rules, or other ordinances applicable to the Premises.

          (c) Notwithstanding anything herein to the contrary, Sublessee shall not be liable for any Hazardous Materials or contaminants (i) located in, on, or under the Project prior to the Commencement Date, or (ii) which were not caused by Sublessee or Sublessee's officers, directors, employees, agents, or invitees.

     21. INDEMNITY. Master Lessor, Sublessor, and Sublessee agree that pursuant to Section 7.3 of this Sublease: (a) Section 5.05, Indemnity of the Lease, as modified by Section 5.05(a) making all of Section 5.05 reciprocal and (b)
Section 12.01, Legal Proceedings, as modified by Section 12.01(a) making the indemnification provision of Section 12.01 reciprocal, apply in full to the Sublease.

     22. EXECUTION IN COUNTERPART. This Sublease may be executed in multiple counterparts, each of which shall be deemed to be an original.

                                    EXHIBIT B

                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     This Non-Disturbance and Attornment Agreement ("Agreement"), dated this _____ day of_________, 1996, is executed by and between OCEAN POINTE TECH CENTRE ("Master Lessor"), QUINTILES PACIFIC, INC. (formerly known as SDCRA, Inc.) ("Sublessor"), and VISTA MEDICAL TECHNOLOGIES, INC. ("Sublessee"), with reference to the following facts:

                                    RECITALS

     A. Master Lessor (as Landlord) and Sublessor (as Tenant) are parties to a Master Lease ("Master Lease") dated as of July 2, 1992 for the lease of the premises commonly known as 5451 Avenida Encinas, Suites A, B, C, J & K, Carlsbad, CA 92008 ("Premises").

     B. Sublessor (as Landlord) and Sublessee (as Tenant) have executed a certain Standard Sublease ("Sublease") dated as of December 14, 1995, by and between for the lease of the Premises.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the covenants and promises contained herein, the parties hereto agree as follows:

     1. Master Lessor agrees to recognize Sublessee's Sublease and its right to peaceful possession of the Premises during the term of the Sublease. In the event of a default under the Master Lease by the Sublessor, Master Lessor agrees not to disturb or cause to be disturbed Sublessee's peaceful possession of the Premises during the term of the Sublease or any renewal or extension thereof, as long as there is not in existence a default on the part of Sublessee or its assigns which would permit Sublessor to
terminate  the  Sublease.    Upon  termination  or expiration of the Master
Lease or termination of Sublessor's right to possession of the Premises: (a) the Sublease will be recognized as a direct lease between Master Lessor and sublessee, and rent and all other monetary charges payable thereunder shall be paid to Master Lessor from and after the date Sublessee receives written notice from Master Lessor of such termination or expiration; (b) Master Lessor shall be bound to Sublessee and Sublessee shall be bound to Master Lessor under all of the terms, covenants and conditions of the sublease; and (c) Sublessee shall attorn to Master Lessor upon all the terms, covenants and conditions of the Sublease.

     2.    Notwithstanding the execution of this Agreement, Master Lessor shall
have no obligation to Sublessee under the terms of the Sublease   until
termination or expiration of the Master Lease, or termination by Master Lessor of Sublessor's right to possession of the Premises; provided, however, this Agreement does not modify, change or affect Sublessor's rights under the Master Lease. In addition, Master Lessor shall not be liable for any act or omission of Sublessor.

          3. The foregoing provisions shall be self-operative and effective without the execution of any further instrument on the part of either party hereto.

          4. This Agreement shall run with the land and inure to the benefit of and be binding upon the parties hereto and their respective
successors  and  assigns.    This  Agreement  shall automatically terminate upon
expiration or earlier termination of the Sublease, and Sublessee shall execute, within ten (10) days after demand, any documents reasonably required to evidence such termination.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year shown below.

OCEAN POINTE TECH CENTRE                  VISTA MEDICAL TECHNOLOGIES, INC.


By:________________________________     By:________________________________

Title:_____________________________     Title:_____________________________


QUINTILES PACIFIC, INC.

By:________________________________

Title:_____________________________



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